SUBORDINATION AGREEMENT

                  THIS SUBORDINATION AGREEMENT dated as of August 31, 2000 by and among GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company, for itself and as agent for the "Lenders" defined below ("Agent"), Wilmington Trust Company and George Jeff Mennen, Co-Trustees u/a dated November 25, 1970 with George S. Mennen FBO John Henry Mennen (the "Creditor"), Onkyo America, Inc., an Indiana corporation that will be successor by merger to Onkyo Acquisition Corporation ("OAI"), and Onkyo Acquisition Corporation, an Indiana corporation ("OAC"; collectively or individually, OAI and OAC are referred to herein as "Borrower", as the context may require).

                              W I T N E S S E T H:

                  WHEREAS, pursuant to a certain Credit Agreement of even date herewith among Borrower, various financial institutions (such financial institutions, together with their respective successors and assigns, collectively the "Lenders"), and Agent (as supplemented, amended or modified from time to time, the "Credit Agreement") and promissory notes, agreements and documents related thereto (collectively, with the Credit Agreement, the "Financing Agreements"), Borrower is indebted to the Agent and the Lenders in an aggregate principal amount available of Thirty-One Million Five Hundred Thousand Dollars ($31,500,000) outstanding from time to time, exclusive of accrued interest, charges, expenses, attorneys' fees and other sums chargeable to Borrower by Agent (all such indebtedness, interest (including, but not limited to, any post-petition interest accruing on such indebtedness after the Borrower becomes subject to an Insolvency Proceeding (as defined below), whether or not such interest is enforceable against the Borrower or its bankruptcy estate), charges and, expenses, along with any modification, amendment, refinancing or supplement thereto, or any other obligations of Borrower to Agent being hereinafter referred to as the "Senior Debt") (the term "Senior Debt" shall also include all indebtedness, obligations and liabilities of the Borrower (a) arising in connection with any advances made to the Borrower as a debtor-in-possession, or a trustee for the Borrower under any Insolvency Proceeding, (b) to repay any amount previously paid by the Borrower pursuant to the Credit Agreement which amounts have been returned to the Borrower or to a trustee pursuant to sections 547 or 548 of the Bankruptcy Code, and (c) owed by Borrower to Lenders after giving effect to the merger of OAC with and into OAI);

                  WHEREAS, as security for the payment of all liabilities and obligations due under the Senior Debt, Borrower, (a) pursuant to certain Security Agreements of even date herewith (collectively, the "Security Agreement"), has granted to the Agent, for itself and the ratable benefit of Lenders, a first lien and unconditional security interest in and to, among other things, all of its personal property including, without limitation, all of the Collateral (as defined in the Security Agreement), and (b) pursuant to a Mortgage and Security Agreement of even date herewith (the "Mortgage"), has granted to the Agent, for itself and the ratable benefit of Lenders, a first lien and security interest in and to, among other things, all of its real property including, without limitation, all of the Premises (as defined in the Mortgage) (the Collateral and the Premises shall hereinafter be collectively referred to as the "Borrower's Collateral") (said lien and security interest of Agent in the Borrower's Collateral and in the Premises (both before and after giving effect to the merger of OAC with and into OAI) is referred to collectively herein as the "Senior Lien");

                  WHEREAS, pursuant to that certain Senior Subordinated Promissory Note dated as of August 31, 2000, in the original principal amount of Seven Million Dollars ($7,000,000) payable by Borrower to Creditor (the "Note") and that certain Subordinated Loan and Security Agreement dated as of August 31, 2000 by and between Borrower and Creditor (the "Subordinated Loan Agreement"), Creditor is entitled to receive certain principal and interest payments from time to time from Borrower (such payments and any other payment to Creditor pursuant to such Note or the Subordinated Loan Agreement or any amendment, supplement or restatement thereof or any other obligations of Borrower to Creditor, including, without limitation, any obligations owed by Borrower to Creditor after giving effect to the merger of OAC with and into OAI, are referred to herein as the "Creditor Debt");

                  WHEREAS, the Creditor Debt is secured by a junior lien on the Collateral (the "Creditor Lien"); and

                  WHEREAS, as an inducement to, and part of the consideration for, the Agent's consent to the extensions of credit by Creditor to Borrower, which Creditor and Borrower acknowledge that the Agent would be unwilling to grant without this Agreement, Creditor has agreed, among other things, subject to the terms and provisions of this Agreement, (a) to subordinate the Creditor Debt to the Senior Debt, (b) to subordinate the Creditor Lien to the Senior Lien and (c) to forebear from foreclosing upon any part of the Borrower's Collateral or any other security, if any, with respect to the Creditor Debt or otherwise exercising any creditor's remedy or taking any action against Borrower upon any of its obligations to Creditor until the Senior Debt has been paid in full in cash or otherwise satisfied (as evidenced by the cancellation of the Credit Agreement by the Agent).

                  NOW,  THEREFORE,  in  consideration  of the  foregoing and the
mutual   covenants   herein   contained,   and  for  other  good  and   valuable
consideration, it is hereby agreed as follows:

1. Priority of Liens. Notwithstanding anything to the contrary including without limitation the date, time, manner or order of perfection or attachment of the security interests and liens on the Borrower's Collateral granted by Borrower to either of the Agent or Creditor, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether Creditor holds possession of all or any part of the Borrower's Collateral, or if the Agent or Creditor is perfected without filing or possession in any part of the Borrower's Collateral, the Senior Lien shall be a first, senior and prior security interest in and lien on the Borrower's Collateral, prior in interest and superior to the Creditor Lien. The priority of liens set forth in the previous sentence states the relative priority of liens of the parties to this Agreement, and no party hereto represents or warrants to any other party that such other party's liens are prior to any lien on the Borrower's Collateral of any person who is not a party to this Agreement (except that Borrower represents and warrants to the Agent that the Senior Lien has been granted in accordance with the terms and provisions of the Credit Agreement).

2.                         Subordination of Creditor Debt.
        (a) Creditor hereby subordinates any and all claims now or hereafter owing to it by Borrower under the Creditor Debt to any and all claims of the Agent under the Senior Debt (including, without limitation, interest or other payments on the Senior Debt paid or accrued after the commencement of an Insolvency Proceeding) (as hereinafter defined), and payment of or for adequate protection pursuant to any Insolvency Proceeding, and, except as set forth below, agrees that all claims of the Agent shall be paid in full in cash or otherwise satisfied before any payment may be made on the Creditor Debt, whether of principal or interest or other indebtedness.

        (b) Except as set forth below, Creditor agrees not to accept any payment of the Creditor Debt without the express, prior written consent of Agent, and Creditor agrees to pay over to the Agent any funds that may be received by it from Borrower (i) as a prepayment at any time, (ii) as a payment on account of
(A) the Creditor Debt or (B) Borrower's Collateral or any proceeds thereof at any time until the Senior Debt has been paid in full in cash or otherwise satisfied (as evidenced by the cancellation of the Credit Agreement by the Agent). In case any funds shall be paid or delivered to Creditor under the circumstances described in clause (i) or (ii) of the preceding sentence before the Senior Debt shall have been paid in full or otherwise satisfied, such funds shall be held in trust by Creditor for and immediately paid and delivered to the Agent (in the form received endorsed over to the Agent), for the benefit of the Agent and the ratable benefit of the Lenders. Creditor further agrees not to sell, assign, transfer or endorse any claim or claims against Borrower to anyone except subject to the terms and conditions of this Agreement. Notwithstanding anything contained herein to the contrary, Borrower may pay and Creditor may receive regularly scheduled interest payments only on or with respect to the Creditor Debt without violating this Agreement; provided, however, that no such payments may be made (A) if, after giving effect to such payment, an Event of Default (as defined in the Credit Agreement) will occur or (B) at any time after the occurrence and during the continuance of an Event of Default.

        (c) Creditor agrees that the priority of the Senior Debt set forth above shall continue during any insolvency, receivership, bankruptcy, dissolution, liquidation, or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against Borrower, under any bankruptcy or insolvency law or laws, federal or state relating to the relief of debtors of any jurisdiction, whether now or hereafter in effect, and in any out-of-court composition, assignment for the benefit of creditors, readjustment of indebtedness, reorganization, extension or other debt arrangement of any kind (collectively, "Insolvency Proceeding"). In the event of any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of Borrower, or the proceeds thereof, or any securities of Borrower, to Creditor, by reason of any liquidation, dissolution or other winding up of Borrower or its business or by reason of any sale or Insolvency Proceeding, then any such payment or distribution of any kind or character, whether in cash, property or securities, which, but for the subordination provisions of this Section 2, would otherwise be payable or deliverable upon or in respect of the Creditor Debt, shall instead be paid over or delivered directly to the Agent, for application to the payment of the Senior Debt, to the extent necessary to make payment on the Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution to the Agent, and no holder of the Creditor Debt, shall receive any such payment or distribution or any benefit therefrom to such extent until the Agent has been fully paid in cash, after which such payments or distributions may be applied to payment of the Creditor Debt.

(d) The Agent shall have the sole right to control all aspects of liquidation of the Borrower's Collateral and disposition of the proceeds thereof, including all proceedings pertaining thereto under any Insolvency Proceeding and the approval of any plan of reorganization of Borrower thereunder.

3. Forbearance from Exercise of Remedies. As long as the Senior Debt has not been paid in cash or otherwise satisfied, Creditor shall not (a) take any action or exercise any remedy against Borrower to enforce the Creditor Debt; or (b) take any action or exercise any remedy against the Borrower's Collateral as a result of any breach or default under the Creditor Debt; or (c) commence, or join with any other creditor of Borrower in commencing, any bankruptcy, reorganization or Insolvency Proceeding against Borrower; or (d) take any action or exercise any remedy against any guarantor of or pledgor securing the Senior Debt in order to collect any of the Creditor Debt; or (e) take any action or exercise any remedy against any property or assets of any guarantor of or pledgor securing the Senior Debt; or (f) take any action or exercise any remedy with respect to any securities, equity or otherwise, of Borrower pledged to Creditor. Creditor understands and agrees that the Agent shall have the right, but shall have no obligation, to cure any default under the Creditor Debt. Notwithstanding anything contained in this Agreement to the contrary, in no event shall Creditor be entitled to receive and retain any securities, equity or otherwise, or other consideration provided for in (i) a plan of reorganization or otherwise in connection with any bankruptcy or Insolvency Proceeding or (ii) any other judicial or nonjudicial proceeding for the liquidation, dissolution or winding up of Borrower or the assets or properties of Borrower, in any case until the Senior Debt is paid in full in cash or otherwise satisfied.

4. Agent Authority to Act. For so long as any of the Senior Debt shall remain unpaid, the Agent shall have the right to act as attorney-in-fact for the Creditor and other holders of the Creditor Debt for the purposes specified herein and the Creditor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Creditor or in the name of holders of the Creditor Debt, for the use and benefit of holders of the Senior Debt without notice to the holders of Creditor Debt or any of their representatives, successors or assigns, to perform the following acts, at the option of the holders of the Senior Debt, at any meeting of creditors of Borrower or in connection with any Insolvency Proceeding:

5. (a) if a proper claim or proof of debt in respect of the Creditor Debt has not been filed in the form required in any such Insolvency Proceeding at least ten (10) business days prior to the expiration of the time for filing such claims, to file an appropriate claim for and on behalf of the holders of Creditor Debt;

(b) to collect any assets of the Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Creditor Debt and to apply the same, or the proceeds of any realization upon the same that the Agent in its discretion elects to effect, to the Senior Debt until all of the Senior Debt (including, without limitation, all interest and other payments accruing or paid on the Senior Debt after the commencement of any bankruptcy, reorganization, insolvency, receivership or Insolvency Proceeding at the rate specified in the Senior Debt) has been paid in full, rendering any surplus to the holders of Creditor Debt if and to the extent permitted by law; and

(c) to take generally any action in connection with any such Insolvency Proceeding either in its own name or in the name of Creditor (including without limitation voting on any Plan of Reorganization) that the holders of Creditor Debt would be authorized to take, but for this Agreement, in the event that the Agent believes such action is reasonably necessary to protect its interests in the Senior Debt and under this Agreement and after first giving Creditor five
(5) days' written notice of its intent to take such action (to the extent such notice is practicable).

(d) In no event shall the holders of the Senior Debt be liable to the Creditor or any other holders of Creditor Debt for any failure to prove the Creditor Debt, to exercise any right with respect thereto or to collect any sums payable thereon. A distribution made under this Agreement to holders of Senior Debt that otherwise would have been made to holders of Creditor Debt is not, as between the Borrower, its other creditors and holders of Creditor Debt, a payment by such Borrower on the Senior Debt, it being understood that the provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of Creditor Debt, on the one hand, and the holders of Senior Debt, on the other hand.

6. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination, and shall remain in effect until indefeasible payment in full of the Senior Debt. The holders of Senior Debt may, without notice to the Creditor or the other holders of Creditor Debt, extend or continue credit and make other financial accommodations to or for the account of the Borrower in reliance upon this Agreement. The obligations of the Creditor and the other holders of Creditor Debt under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senor Debt is rescinded or must otherwise be restored or returned by a holder of Senior Debt by reason of any bankruptcy, reorganization, arrangement, composition or Insolvency Proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

7. Subordinated Creditor's Waivers. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Creditor expressly waives all notice of the acceptance by the Agent of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Creditor expressly consents to reliance by the Agent upon the subordination and other agreements as herein provided. The Creditor agrees that the Agent has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of either of the Financing Agreements or the collectibility of the obligations thereunder, that the Agent shall be entitled to manage and supervise the Agent's loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that the Creditor may now or hereafter have in or to any of the Borrower's Collateral, and that the Agent shall have no liability to the Creditor for, and the Creditor waives any claim (except with respect to wilful misconduct) which the Creditor may now or hereafter have against, the Agent arising out of (i) any and all actions which the Agent takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Senior Debt or Senior Lien, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, the Borrower's Collateral and actions with respect to the collection of any claim for all or any part of the obligations from any account debtor, guarantor or any other party) with respect to the documents regarding the Senior Debt or any other agreement related thereto or to the collection of the obligations or the valuation, use, protection or release of the Borrower's Collateral and/or other security for the obligations, (ii) the Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
ss.101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and /or (iii) any borrowing of, or grant of a security interest under Section 364 of the Bankruptcy Code to, Borrower as debtor-in-possession.

8. Proceeds. The order of priority of liens set forth in Section 1 hereof shall apply to all proceeds of the Borrower's Collateral, including, without limitation, any insurance proceeds payable in the event of loss of, or damage to, the Borrower's Collateral.

9. Waiver of Marshaling. In the event that the Senior Debt is, or hereafter becomes, secured by property, instruments, documents or agreements other than the Borrower's Collateral (including, without limitation, any pledge securing or guaranty of the Senior Debt by any person), Creditor agrees that the Agent shall have no obligation to marshal such other property, instruments, documents, agreements or guaranties before enforcing its rights against the Borrower's Collateral or its rights herein as against Creditor.

10. Perfection and Release of Liens. Creditor hereby represents and warrants that Creditor has no liens on or security interests in the Borrower's Collateral other than the Creditor Lien, and covenants that it will not encumber any other assets of Borrower. Creditor hereby agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for the Agent to establish and maintain a first, valid, prior and perfected security interest in the Borrower's Collateral. Upon payment and satisfaction in full of the Creditor Debt, Creditor shall cooperate fully in releasing the Creditor Lien, if any and if in existence at such time, as soon as practicable upon the request of the Agent.

11. No Contest of Security Interest. The Creditor shall not contest the validity, perfection or enforceability of any lien or security interest granted to the Agent by Borrower, and Creditor agrees to cooperate in the defense of any action contesting the validity, perfection or enforceability of such liens or security interests. Nothing in this Agreement shall be construed as in any way limiting a party's right to enforce the order of priorities of liens and debts set forth herein as against any person.

12. Subordination Not Affected, Etc. Nothing in this Agreement shall be construed as affecting or in any way limiting the extension of new or additional financial accommodations by the Agent or Lenders to Borrower and the terms and conditions hereof shall apply to such new and additional financial accommodations. Notwithstanding the preceding sentence or anything contained in this Agreement to the contrary, none of the provisions of this Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of the Agent or the Lenders to make any future loans, advances or other extensions of credit or financial accommodation to Borrower. Creditor understands and agrees that all additional principal, accrued interest, charges, expenses, attorneys' fees and other liabilities and obligations under the Credit Agreement shall constitute part of the Senior Debt, and nothing in this Agreement shall be construed as affecting or in any way limiting any indulgence granted by the Agent or the Lenders with respect to any existing financial accommodation to Borrower. The subordinations effected, and the rights created, hereby shall not be affected by (a) any amendment of or any addition of or supplement to any instrument, document or agreement relating to the Senior Debt,
(b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any instrument, document or agreement relating thereto, (c) the release, sale, exchange or surrender, in whole or in part, of any part of the Borrower's Collateral or any additional Borrower's Collateral to which the Agent may become entitled, (d) any release of any guarantor of or pledgor securing the Senior Debt or any security for such pledge or guaranty, or
(e) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any instrument, document or agreement relating thereto or any security therefor or pledge or guaranty thereof, whether or not Creditor shall have had notice or knowledge of any of the foregoing and regardless of whether Creditor shall have consented or objected thereto. Any provision of any document, instrument or agreement evidencing, securing or otherwise relating to the Creditor Debt purporting to limit or restrict in any way Borrower's ability to enter into any agreement with the Agent to amend or modify any document, instrument or agreement evidencing, securing or otherwise relating to the Senior Debt shall be deemed of no force or effect until the Senior Debt has been repaid in full in cash or otherwise satisfied or the Credit Agreement has otherwise been terminated by the Agent.

13. Legend. Creditor will cause all agreements, notes, bonds, debentures or other instruments from time to time evidencing the Creditor Debt or any part thereof to contain a specific statement thereon to the effect that the indebtedness evidenced thereby is subject to the provisions of this Agreement, and Borrower agrees to the foregoing.

14. Voided Payments. To the extent that Borrower makes any payment on the Senior Debt which, within twelve (12) months of the date of such payment, is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of Borrower or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment that portion of the Senior Debt which had been previously satisfied by such Voided Payment shall be revived and shall continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is sought to be recovered from the Agent, an "Event of Default" under the Credit Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from Agent of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to the Agent, and until such time, the provisions of this Agreement shall be in full force and effect.

15. Violation of Agreement by Borrower. Borrower agrees to make no payment whatsoever on the Creditor Debt nor consent to or participate in any act which is in violation of the provisions of this Agreement.

16. Immediate Effect. This Agreement shall be effective immediately upon its execution by each of the parties hereto, and there are no conditions precedent or subsequent to the effectiveness of this Agreement.

17. Successors and Assigns; Continuing Effect, Etc. This Agreement is being entered into for the benefit of, and shall be binding upon, each of Agent, the Lenders, Creditor, Borrower and their respective heirs, executors, personal representatives, successors and assigns, as applicable. Any Lender may participate out to other parties any portion of its interests under the Senior Debt and no such participant shall be required to become a signatory hereto. Any assignee or transferee shall execute and deliver to the other parties hereto an agreement pursuant to which they become parties hereto as fully as if they were signatories hereto and providing for the effectiveness of this Agreement as to such transferee or assignee and other parties, and the lien and debt priority of such party shall be that of his assignor or transferor. This Agreement shall be a continuing agreement, shall be irrevocable and shall remain in full force and effect so long as any of the Senior Debt or the Creditor Debt is outstanding and so long as the Credit Agreement has not been terminated.

18. Notification of Defaults. Each of the Agent and Creditor shall give written notice to the other of an Event of Default by Borrower under the Senior Debt or a breach or default by Borrower under the Creditor Debt, respectively; provided, however, that the failure to give such notice for any reason whatsoever shall not be deemed to be a breach of this Agreement and shall not affect the effectiveness of any declaration of such breach, default or event of default, as the case may be. Creditor understands that, subject to any grace or cure period under its agreements with Borrower, any breach or default by Borrower under the Creditor Debt is, automatically, an Event of Default of Borrower under the Senior Debt. Nothing in this Agreement shall be interpreted to limit or restrict the right of Agent and Creditor to waive any default under their respective documents, and each of Agent, and Creditor agrees that any waiver will be in writing and to provide the other parties hereto with a copy of any such waiver.

19. Notices. Any notices, consents, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties set forth below if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission, in any case to the party or parties at the telecopy numbers set forth below:

If to Agent:
GMAC Business Credit, LLC
500 W. Madison Street, Suite 3130
Chicago, Illinois 60661
Attn: Michael Molenda
Telephone No: (312) 775-7060
Telecopy No: (312) 775-6006

If to Borrower:
Onkyo Acquisition Corporation
c/o Global Technovations, Inc.
7108 Fairway Drive, Suite 200
Palm Beach Gardens, FL 33418
Attn: William C. Willis, Jr.
Telephone No.: (561) 775-5756
Facsimile No.: (561) 691-5220


If to Creditor:
Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attn:
Telephone No: ________________
Telecopy No: ________________

George Jeff Mennen
c/o TMF Investments, Inc.
25B Hanover Road
Florhen Park, NJ 07932
Telephone No: ________________
Telecopy No: ________________

Any party hereto may designate any other address or telecopy number, as applicable, to which any notices or other communications shall be given by notice duly given hereunder; provided, however, that any such notice of other address or telecopy number shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

20. Amendments; Modifications. This Agreement may not be modified, altered or amended except by an agreement in writing executed by all of the parties hereto.

21. Amendment of Creditor Debt Documents. Each of Creditor and Borrower agrees to forbear from modifying, altering or amending any payment amount or payment term of the Note, the Subordinated Loan Agreement, or any other document, instrument or agreement evidencing the Creditor Debt without the prior written consent of Agent.

22. Cost and Expenses of Enforcement. Creditor agrees to pay all costs, legal expenses and attorneys' and paralegals' fees of every kind, paid or incurred by Agent in enforcing its rights hereunder, including, but not limited to, litigation instituted in a State or Federal Court, as hereinafter provided (including proceedings under the United States Bankruptcy Code) in enforcing this Agreement, or in defending against any defense, cause of action, counterclaim, setoff or crossclaim based on any act of commission or omission by Agent with respect to the Senior Debt or Borrower's Collateral for the Senior Debt promptly on demand of Agent or other person paying or incurring the same; provided, however, that in the event of litigation between Agent and Creditor, Agent shall only be entitled to recover such costs, fees and expenses if it is the prevailing party in such litigation.

23. TO INDUCE AGENT AND LENDERS TO AFFORD FINANCIAL ACCOMMODATIONS TO BORROWER, CREDITOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS AGREEMENT SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND CREDITOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY AND STATE. CREDITOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM NONCONVENIENS, AND CREDITOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS. THE PARTIES CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO AGENT OR CREDITOR AT THE RESPECTIVE ADDRESSES SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT, OR OTHERWISE.

24. CREDITOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF, WHICH CREDITOR MAY NOW HAVE, OR HEREAFTER MAY HAVE, TO ANY ACTION BY AGENT IN ENFORCING THIS AGREEMENT AND RATIFIES AND CONFIRMS WHATEVER AGENT MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT AGENT SHALL NOT BE LIABLE FOR ANY ERRORS OF JUDGMENT OR MISTAKE OF FACT OR LAW. AGENT AND CREDITOR, AND EACH ONE OF THEM, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT EITHER OR ANY MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING, IN WHICH AGENT AND CREDITOR ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT MAKING LOANS TO BORROWER.

25. Governing Law; Benefit of Agreement. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. All of the understandings, agreements, covenants and representations contained herein are solely for the benefit of the Agent and Creditor, and there are no other persons who are intended to be benefitted in any way whatsoever by this Agreement.

26. Severability. In the event any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

27. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

28. Borrower's Acknowledgment. Borrower hereby consents to this Agreement, agrees to abide by the terms hereof, agrees to make no payments or distributions contrary to the terms and provisions hereof and to do every act and thing necessary to carry out such terms and provisions.

29. Agent References. It is understood and agreed that all references herein to Agent shall be deemed references to Agent, for the benefit of the Lenders.

30. Merger. It is understood and agreed that (a) OAC will merge with and into OAI (with OAI emerging as the surviving corporation thereof), (b) all indebtedness and obligations of OAC including, but not limited to, the Creditor Debt and the Senior Debt will be assumed by OAI as the surviving corporation,
(c) the Senior Lien shall include all assets of OAI after giving effect to such merger, and (d) this Agreement shall remain in full force and effect after such merger with respect to all such indebtedness, obligations and liens.

                           [SIGNATURE PAGE TO FOLLOW]

                   (Signature page to Subordination Agreement)



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

AGENT:

GMAC BUSINESS CREDIT, LLC

By:
Name: Mary C. Bookman
Title: Vice President

CREDITOR:

WILMINGTON TRUST COMPANY AND
GEORGE JEFF MENNEN, CO-TRUSTEES U/A
DATED 11/25/70 WITH GEORGE S. MENNEN
FBO JOHN HENRY MENNEN

By:
WILMINGTON TRUST COMPANY,
Co-Trustee

By:
Its:

GEORGE JEFF MENNEN, Co-Trustee

By:


BORROWER:

ONKYO ACQUISITION CORPORATION


By:
David Natan, President

ONKYO AMERICA, INC.

By:
Its: